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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  JANUARY 29, 1998
              (DATE OF EARLIEST EVENT REPORTED: JANUARY 20, 1998)


                        GROUP MAINTENANCE AMERICA CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                    1-13565                     76-0535259
     (STATE OR OTHER             (COMMISSION                (I.R.S. EMPLOYER
       JURISDICTION              FILE NUMBER)               IDENTIFICATION NO.)
    OF INCORPORATION)



     8 GREENWAY PLAZA, SUITE 1500
            HOUSTON, TEXAS                        77046
    (ADDRESS OF PRINCIPAL EXECUTIVE             (ZIP CODE)
                OFFICES)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100


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ITEM 5.   OTHER EVENTS

     On January 20, 1998, Group Maintenance America Corp. (the "Company") issued a press release announcing that it had acquired eight companies with annual revenues of approximately $101 million, which had previously been announced, and another company with annual revenues of approximately $4.9 million.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

99(a) Press release issued January 20, 1998 announcing the acquisition by Group Maintenance America Corp. of eight companies with annual revenues of approximately $101 million, which had previously been announced, and the acquisition of another company with annual revenues of approximately $4.9 million.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROUP MAINTENANCE AMERICA CORP.



                              By: /s/ RANDOLPH W. BRYANT
                                 ---------------------------
                                      Randolph W. Bryant
                                      Senior Vice President
                                      and General Counsel

Date:  January 29, 1998

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